WISDOMTREE TRUST

WisdomTree Dreyfus South African Rand Fund (Ticker Symbol: SZR)

WisdomTree Dreyfus Japanese Yen Fund (Ticker Symbol: JYF)

(collectively, the “Funds”)

Important Notice Regarding a Change to the Funds

Supplement Dated October 19, 2012

to the currently effective Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

for each of the Funds

The following information should be read in conjunction with the Prospectuses and Statement of Additional Information listed above for each of the Funds.

The Board of Trustees, after careful consideration, has determined to close each of the Funds.

The last day of trading of shares of the Funds on the NYSE Arca will be December 3, 2012. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. Each Fund will be closed to new investors as of December 3, 2012. Between December 4 and December 10, each Fund will be in the process of liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders remaining in the Funds on December 10, 2012 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on December 10, 2012. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Funds on December 10, 2012 will not be charged any transaction fees by the Funds. The net asset value of each Fund will reflect the costs of closing the Fund.

Whether you sell your shares or are automatically redeemed on December 10, 2012, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-001-1012

WISDOMTREE TRUST

WisdomTree LargeCap Growth Fund (Ticker Symbol: ROI)

(the “Fund”)

Important Notice Regarding a Change to the Fund

Supplement Dated October 19, 2012

to the currently effective Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

for the Fund

The following information should be read in conjunction with the Prospectuses and Statement of Additional Information listed above for the Fund.

The Board of Trustees, after careful consideration, has determined to close the Fund.

The last day of trading of shares of the Fund on the NYSE Arca will be December 3, 2012. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. The Fund will be closed to new investors as of December 3, 2012. Between December 4 and December 10, the Fund will be in the process of liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders remaining in the Fund on December 10, 2012 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on December 10, 2012. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on December 10, 2012 will not be charged any transaction fees by the Fund. The net asset value of the Fund will reflect the costs of closing the Fund.

Whether you sell your shares or are automatically redeemed on December 10, 2012, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-003-1012